EXHIBIT 24



                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K, into Liz Claiborne, Inc.'s previously filed Registration Statement on Form S-8 File No.2-95258.





                                                       Arthur Andersen LLp



New York, New York
June 29, 1995